Offerings - Offering: 1	Oct. 23, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 52,100,357.52
Amount of Registration Fee	$ 7,195.06
Offering Note	Calculated as the aggregate maximum purchase price for shares of common stock, par value $0.01 per share, of Carlyle Credit Solutions, Inc. ("Shares"), based upon the net asset value per Share as of August 31, 2025, of $19.06. This amount is based upon the offer to purchase up to 2,733,492 Shares.